Corporate information	12 Months Ended
Dec. 31, 2021
Disclosure of Corporate Information [Abstract]
Corporate information

1. Corporate information

Stevanato Group S.p.A. (herein referred to as the “Company” and together with its subsidiaries the “Group”) is headquartered in Italy and its registered office is located in via Molinella 17, Piombino Dese (Padova, Italy). The Group is active in the design, production and distribution of products and processes to provide integrated solutions for bio-pharma and healthcare, leveraging on constant investment and the selected acquisition of skills of new technologies to become a global player in the bio-pharma industry. Principal products are containment solutions, drug delivery systems, medical devices, diagnostic, analytical services, visual inspection machines, assembling and packaging machines, glass forming machines.

The Group has nine production plants for manufacturing and assembly of bio-pharma and healthcare products (in Italy, Germany, Slovakia, Brazil, Mexico, China, United States), five plants for the production of machinery and equipment (in Italy and Denmark), two sites for analytical services (in Italy and United States) and two commercial offices (in Japan and the United States). Further, on October 4, 2021, the Group announced the start of construction of a new facility in Fishers, Indiana, United States. The Group is also continuing investment to expand production facilities in Piombino Dese, Italy, where construction on a new building is underway. The global footprint allows to sell products and provide services in more than 70 countries worldwide.

Stevanato Group S.p.A. is controlled by Stevanato Holding S.r.l. which holds 78.03% of its share capital.

On July 16, 2021 Stevanato Group began trading on the New York Stock Exchange under the symbol STVN.